UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Board Representation and Governance Agreement
     On June 22, 2007, in connection with the resolution of a proxy solicitation that was initiated by David W. Brandenburg seeking to have seven of his nominees elected to the Board of Directors of Intervoice, Inc. (the “Company”), the Company entered into a Board Representation and Governance Agreement (the “Governance Agreement”) with Mr. Brandenburg. Each of Saj-nicole A. Joni, Joseph J. Pietropaolo and Jack P. Reily (the “Outgoing Directors”) resigned from the Board of Directors at the request of the Company on June 22, 2007 to enable the New Nominees (as defined below) to join the Board of Directors promptly after the Outgoing Directors’ resignations. The Governance Agreement was approved by the Board of Directors following the resignation of the Outgoing Directors. The following is a summary of the Governance Agreement, which summary is qualified in its entirety by reference to the full text of the Governance Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.
     Appointment of New Nominees Prior to the 2007 Annual Meeting. The Company agreed to appoint Mr. Brandenburg, Daniel D. Hammond and Timothy W. Harris (collectively the “New Nominees”) as directors to fill the three vacancies on the Board of Directors created by the resignations of the Outgoing Directors, each to a term which will expire at the Company’s 2007 annual meeting of shareholders (the “Annual Meeting”). These appointments were made on June 22, 2007.
     2007 Annual Meeting. Unless the Board of Directors has determined, in accordance with the Governance Agreement, that its fiduciary duties require it to act otherwise, the Company has agreed to cause the slate of nominees standing for election at the 2007 Annual Meeting to include the New Nominees as well as the “Incumbent Slate” consisting of Gerald F. Montry, George C. Platt, Donald B. Reed and Robert E. Ritchey.
     In connection with the 2007 Annual Meeting, the Company has also agreed to, among other things —
•	refrain from nominating or recommending any person for election to the Board of Directors except the New Nominees and the Incumbent Slate;
•	use its reasonable best efforts to solicit proxies in favor of the election of the New Nominees and the Incumbent Slate; and
•	vote all valid proxies at the 2007 Annual Meeting, and cause all valid proxies received by the Company to be voted, in the manner specified by such proxies; provided that if express directions are not provided by the shareholder, all such proxies shall be voted in such manner as will assure the election of each member of the Incumbent Slate and each of the New Nominees.
     Other Meetings or Actions of Shareholders. The Company (unless the Board of Directors has determined, in accordance with the Governance Agreement, that its fiduciary duties require it to act otherwise) and Mr. Brandenburg have agreed —

•	at all times prior to the election of directors at the Company’s 2008 annual meeting of shareholders, to cause such party’s slate and the Company’s management to refrain from calling any special meetings of shareholders for the purpose of removing any of the other party’s slate or taking any action to curtail the term of any of the other party’s nominees; and
•	with respect to any election of directors or any meeting of shareholders occurring prior to the 2008 annual meeting, to recommend against, and to cause each member of such party’s slate to recommend against, the removal of any nominee of the other party then serving as a director, or curtailment of the term of any of the other party’s nominees, and shall use its or his reasonable best efforts to solicit proxies against any such action.
     Charter Documents. The Company has agreed to cause the Incumbent Slate and management to refrain from, at all times through the 2008 annual meeting, facilitating any amendments to, or taking any action under, the Company’s organizational documents that would be inconsistent with the intent of the Governance Agreement, including any increase in the size of the Board of Directors.
     Board Leadership. Concurrently with appointment of the New Nominees as members of the Board, the Board of Directors will appoint Mr. Brandenburg as Chairman of the Board of Directors and Daniel D. Hammond as Vice Chairman, and at all times through the 2008 annual meeting —
•	Mr. Brandenburg will continue to serve as Chairman of the Board of Directors and Daniel D. Hammond will continue to serve as Vice Chairman;
•	the Board of Directors will appoint Mr. Brandenburg as Chairman of the Board of Directors and Daniel D. Hammond as Vice Chairman;
•	the Company will not take, and shall cause the Incumbent Slate to refrain from taking, any action without the prior written consent of Mr. Brandenburg that would have the effect of diminishing the authority of the Chairman or Vice Chairman;
•	the Vice Chairman will, in the absence or disability of the Chairman, have the duties, authority and powers of the Chairman; and
•	the Vice Chairman will have such other duties, authority and powers as the Chairman may from time to time delegate.
     Committee Representation. Concurrently with the execution of the Governance Agreement and pursuant thereto, the Board of Directors will reconstitute its committees as follows:

•	Audit Committee: Gerald F. Montry — Chair, Timothy W. Harris and Donald B. Reed.
•	Compensation Committee: Donald B. Reed — Chair, Daniel D. Hammond and Timothy W. Harris.
•	Executive Committee: David W. Brandenburg — Chair, Robert E. Ritchey and George C. Platt.
•	Financial and Strategic Planning Committee: Daniel D. Hammond — Chair, Gerald F. Montry and George C. Platt.
•	Nominating Committee: Timothy W. Harris — Chair and Donald B. Reed.
     Effective December 1, 2007 (when Mr. Brandenburg is expected to be “independent” under Nasdaq rules), and continuing through the 2008 annual meeting, the Board of Directors will appoint Mr. Brandenburg as a member of the Nominating Committee. Also, in the event that any other Board committee is created at any time through the 2008 annual meeting, the Board of Directors will appoint at least one New Nominee to such committee. At all times through the 2008 annual meeting, unless required by applicable law or applicable stock exchange rules, or with the prior consent of the New Nominees which shall not be unreasonably withheld, no committees are to be disbanded and no amendments may be made to any committee charter.
     Replacement of New Nominees. If at any time through the 2008 annual meeting, any of the New Nominees cannot serve as a nominee or a director of the Company, Mr. Brandenburg will be entitled to appoint a replacement nominee or director; however, unless such proposed replacement is one of four specified individuals (Stuart Barab, Wilson David “Bill” Fargo, Mark Weinzierl and Michael J. Willner), such replacement nominee or director must be reasonably acceptable to the Nominating Committee.
     Replacement of Nominees with Respect to Incumbent Slate. If at any time through the 2008 annual meeting, any member of the Incumbent Slate cannot serve as a nominee or director of the Company, Gerald F. Montry will be entitled to appoint a replacement nominee or director; however, such replacement nominee or director must be reasonably acceptable to the Nominating Committee.
     No Other Matters to be Presented for Shareholder Approval. The Company has agreed not to present any matter for a shareholder vote at the 2007 annual meeting other than the matters described in Proposal Nos. 1 and 2 in its definitive proxy statement in connection with such meeting.
     Termination of Proxy Solicitation. Concurrently with appointment of the New Nominees as directors of the Company and their nomination for election to the Board of Directors at the 2007 Annual Meeting in accordance with the Governance Agreement, Mr. Brandenburg has agreed to withdraw his previous nomination of seven nominees for election to the Board of Directors and terminate his related proxy solicitation with respect to the election of directors at the 2007 Annual Meeting, notify the SEC of the termination of his proxy solicitation, withdraw his demand to inspect the Company’s shareholder records and his related request pursuant to

Rule 14a-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a shareholder list, and amend his Schedule 13D to indicate the termination of his proxy solicitation and that, under Rule 13d-5(b)(1) promulgated under the Exchange Act, he and the other reporting persons filing the amended Schedule 13D, are no longer deemed to have beneficial ownership, for purposes of Sections 13(d) and 13(g) of the Exchange Act, of all equity securities of the Company beneficially owned by each of the other reporting persons.
     Restrictions on Future Participation in Proxy Solicitations. For so long as at least three of the New Nominees are serving as members of the Board of Directors, and provided that the Governance Agreement has not been breached in any material respect by the Company, and subject to certain exceptions set forth in the Governance Agreement, Mr. Brandenburg has agreed not to, except as participants in any “solicitation” (as such term is used in the proxy rules of the SEC) conducted by or on behalf of the Company, (i) with respect to the Company, make, engage or in any way participate in, directly or indirectly, any third party “solicitation” of proxies or consents (whether or not relating to the election or removal of directors); (ii) seek to advise, encourage or influence any person with respect to the voting of any Common Stock except in accordance with the recommendations of the Board of Directors; (iii) except as specifically and expressly set forth in the Governance Agreement, seek, alone or in concert with others, election or appointment to, or representation on, or nominate or propose the nomination of any candidate to, the Board of Directors; or (iv) initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) the Company’s shareholders for the approval of shareholder proposals whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act, or otherwise, or cause or encourage or attempt to cause or encourage any other person to initiate any such shareholder proposal, regardless of its purpose, or otherwise communicate with the Company’s shareholders or others pursuant to Rule 14a-1(l)(2)(iv)(A) under the Exchange Act.
     Reimbursement of Out-of-Pocket Expenses. The Company has agreed to reimburse Mr. Brandenburg for all out-of-pocket legal and other expenses incurred by him in connection with his proxy solicitation and the negotiation, execution and performance of the Governance Agreement up to $500,000. Additionally, the Company has agreed to reimburse the New Nominees and members of the Incumbent Slate for separate counsel in connection with matters relating to the Governance Agreement and their service on the Board of Directors.
     Brandenburg Voting Covenant. Mr. Brandenburg has agreed to cause all shares of Common Stock beneficially owned by him and his affiliates, as to which he is entitled to vote at the 2007 Annual Meeting, to be voted in favor of (i) the election of the New Nominees and the Incumbent Slate; and (ii) the approval of the Company’s 2007 Stock Incentive Plan.
     Certain Proposed Initiatives. As a material inducement for Mr. Brandenburg to enter into the Governance Agreement and terminate his proxy solicitation, the Company has agreed that the Board of Directors will review the Company’s selling, general and administrative expenses, explore opportunities to increase product sales revenue, including, but not limited to, expanding the sales force, evaluate the strategic direction of the Company’s current and future products and services and the alignment of its research and development efforts with such strategic direction, explore the feasibility of monetizing the Company’s patent portfolio through the implementation of a royalty generating licensing program, and conduct a review of performance-based compensation models as part of an effort to more closely align executive and board compensation with the enhancement of shareholder value.
     Brandenburg Retirement Agreement. The Company and Mr. Brandenburg have agreed that neither party shall have any further duties or obligations to the other pursuant to that certain retirement agreement dated November 18, 2004 between said parties with the exception of certain provisions relating to the Company’s obligation to continue certain indemnification and insurance arrangements. Such retirement agreement was filed by the Company with the Securities & Exchange Commission on January 10, 2005 as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended November 30, 2004, and is described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 10, 2005, which description is incorporated herein by reference.
Director Resignation Agreements
     Each of Saj-nicole A. Joni, Joseph J. Pietropaolo and Jack P. Reily resigned from the Board of Directors on June 22, 2007. In connection with their resignations, they each entered into letter agreements with the Company, dated June 22, 2007, which are substantially identical in form and substance, except that the agreement with Ms. Joni provides that Ms. Joni will be reimbursed for legal fees and other expenses relating to her resignation and will be paid an additional sum of $750.00. The following is a summary of the letter agreements, which summary is qualified in its entirety by reference to the full text of the letter agreements, which are attached as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, and are incorporated herein by reference.
     In the letter agreements, each of the resigning directors agreed (i) to resign from the Board of Directors, effective as of June 22, 2007 and (ii) not to stand for re-election as a director at the 2007 Annual Meeting. The letter agreements provide that the directors are not resigning because of any disagreement on any matter relating to the Company’s operations, policies or practices, but rather at the request of the Company to enable the New Nominees to join the Board of Directors promptly following the directors’ resignations. The letter agreements further provide that the resigning directors were not a party to, and did not vote on, the Company’s decision to enter into the Governance Agreement with David W. Brandenburg. As consideration for their resignations, each of the resigning directors is to receive a lump sum payment of $20,000 and reimbursement of certain legal fees incurred in connection with their review of the letter agreements. Additionally, (i) those stock options held by the resigning directors that were granted following the 2006 annual meeting vested as of the effective date of the resignations, and (ii) any stock options held by the resigning directors that would otherwise expire less than 12 months following their resignations have been amended to expire 12 months after the effective date of the resignations.
     Subject to certain exceptions, the parties are releasing and indemnifying each other to the fullest extent permitted by applicable law. Additionally, the Outgoing Directors continue to be covered by the Company’s directors’ and officers’ liability insurance for their acts as a director through the effective date of their resignations.

Item 8.01. Other Events
     On June 25, 2007, the Company issued a press release (the “Press Release”) announcing that it had entered into the Governance Agreement with Mr. Brandenburg to end the proxy solicitation that was initiated by David W. Brandenburg seeking to have seven of his nominees elected to the Board of Directors of the Company at the Company’s upcoming 2007 Annual Meeting.
     The foregoing is qualified by reference to the Press Release which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.
Important Information.
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders. Certain information regarding the participants and their interests in the solicitation will be set forth in the definitive proxy statement for the Company’s 2007 Annual Meeting, which will be available free of charge from the Securities and Exchange Commission and the Company at their websites at http://www.sec.gov and www.intervoice.com respectively.
     The Company intends to file a definitive proxy statement with the Securities and Exchange Commission containing information with respect to the revised slate of nominees being proposed for election at the 2007 Annual Meeting. Shareholders are advised to read the proxy statement and other documents related to the solicitation of proxies from shareholders of the Company for use at the 2007 Annual Meeting when they become available because they will contain important information. When completed, a definitive proxy statement and a form of proxy will be mailed to the Company’s shareholders and will be available, along with other relevant documents, at no charge, at the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Georgeson Inc. by telephone at (888) 605-7534.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
     Not applicable.
(b)	Pro Forma Financial Information.
     Not applicable.
(c)	Shell Company Transactions.
     Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibit Title

10.1	Board Representation and Governance Agreement between the Company and David W. Brandenburg dated June 22, 2007

10.2	Resignation Agreement between the Company and Saj-nicole A. Joni dated June 22, 2007

10.3	Resignation Agreement between the Company and Joseph J. Pietropaolo dated June 22, 2007

10.4	Resignation Agreement between the Company and Jack P. Reily dated June 22, 2007

99.1
Press Release dated June 25, 2007 announcing the execution of the Board Representation and Governance Agreement that ended the proxy solicitation that had been initiated by David W. Brandenburg to have seven of his nominees elected to the Company’s Board of Directors at the 2007 Annual Meeting

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Senior Vice President, General Counsel and Secretary

Date: June 25, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Board Representation and Governance Agreement between the Company and David W. Brandenburg dated June 22, 2007

10.2	Resignation Agreement between the Company and Saj-nicole A. Joni dated June 22, 2007

10.3	Resignation Agreement between the Company and Joseph J. Pietropaolo dated June 22, 2007

10.4	Resignation Agreement between the Company and Jack P. Reily dated June 22, 2007

99.1
Press Release dated June 25, 2007 announcing the execution of the Board Representation and Governance Agreement that ended the proxy solicitation that had been initiated by David W. Brandenburg to have seven of his nominees elected to the Company’s Board of Directors at the 2007 Annual Meeting